Exhibit 4(a)

                    MACSAVER FINANCIAL SERVICES, INC., Issuer
                                       and

                        HEILIG-MEYERS COMPANY, Guarantor

                                       to


                 FIRST UNION NATIONAL BANK OF VIRGINIA, Trustee



                                 ---------------

                                    INDENTURE


                           Dated as of August 1, 1996


                                 Debt Securities

                         Reconciliation and tie between
             Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                  and Indenture

Trust Indenture
  Act Section                                                                  Indenture Section
Section 310(a)(1)                                                                         607
 (a)(2)                                                                                   607
 (b)                                                                                      608
Section 311                                                                               612
Section 312(a)                                                                            701
 (b)                                                                                      702
 (c)                                                                                      702
Section 313(a)                                                                            703
 (b)(2)  703
 (c)                                                                                      703
 (d)                                                                                      703
Section 314(a)                                                                            704
 (c)(1)                                                                                   102
 (c)(2)                                                                                   102
 (e)                                                                                      102
 (f)                                                                                      102
Section 315(a)                                                                            601
(b)                                                                                       602
(c)                                                                                  601, 602
(d)                                                                                       601
(e)                                                                                       515
Section 316(a)                                                                            101
 (a)(1)(A)                                                                           502, 512
 (a)(1)(B)                                                                                513
 (b)                                                                                      508
Section 317(a)(1)                                                                         503
 (a)(2)                                                                                   504
 (b)                                                                                     1003
Section 318(a)                                                                            108

- ---------------------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

         Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 are a part of the govern every qualified indenture, whether or not physically contained herein.

                                TABLE OF CONTENTS

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.      Definitions............................................................................2
Section 102.      Compliance Certificates and Opinions..................................................14
Section 103.      Form of Documents Delivered to Trustee................................................14
Section 104.      Acts of Holders.......................................................................15
Section 105.      Notices, Etc. to Trustee, Company and Guarantor.......................................17
Section 106.      Notice to Holders of Securities; Waiver...............................................17
Section 107.      Language of Notices...................................................................18
Section 108.      Conflict with Trust Indenture Act.....................................................19
Section 109.      Effect of Headings and Table of Contents..............................................19
Section 110.      Successors and Assigns................................................................19
Section 111.      Separability Clause...................................................................19
Section 112.      Benefits of Indenture.................................................................19
Section 113.      Governing Law.........................................................................19
Section 114.      Legal Holidays........................................................................19
Section 115.      Judgment Currency.....................................................................20

                                   ARTICLE TWO

                         SECURITIES AND GUARANTEE FORMS

Section 201.      Forms Generally.......................................................................21
Section 202.      Guarantee by Guarantor:  Form of Guarantee............................................21
Section 203.      Form of Trustee's Certificate of Authentication.......................................24
Section 204.      Securities in Global Form.                          ..................................24

                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.      Amount Unlimited; Issuable in Series..................................................25
Section 302.      Currency; Denominations...............................................................29
Section 303.      Execution, Authentication, Delivery and Dating........................................30
Section 304.      Temporary Securities..................................................................32
Section 305.      Registration, Transfer and Exchange...................................................33
Section 306.      Mutilated, Destroyed, Lost and Stolen Securities......................................36
Section 307.      Payment of Interest and Certain Additional Amounts; Rights to
                    Interest and Certain Additional Amounts Preserved...................................38
Section 308.      Persons Deemed Owners.................................................................39
Section 309.      Cancellation..........................................................................40



Section 310.      Computation of Interest...............................................................41

                                  ARTICLE FOUR

                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 401.      Satisfaction and Discharge............................................................41
Section 402.      Defeasance and Covenant Defeasance....................................................43
Section 403.      Application of Trust Money............................................................47

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.      Events of Default.....................................................................48
Section 502.      Acceleration of Maturity; Rescission and Annulment....................................50
Section 503.      Collection of Indebtedness and Suits for Enforcement by Trustee.......................51
Section 504.      Trustee May File Proofs of Claim......................................................52
Section 505.      Trustee May Enforce Claims Without Possession of Securities or
                    Coupons.............................................................................53
Section 506.      Application of Money Collected........................................................53
Section 507.      Limitations on Suits..................................................................54
Section 508.      Unconditional Right of Holders to Receive Principal and Any
                    Premium, Interest and Additional Amounts............................................54
Section 509.      Restoration of Rights and Remedies....................................................55
Section 510.      Rights and Remedies Cumulative........................................................55
Section 511.      Delay or Omission not Waiver..........................................................55
Section 512.      Control by Holders of Securities......................................................55
Section 513.      Waiver of Past Defaults...............................................................56
Section 514.      Waiver of Usury, Stay or Extension Laws...............................................56
Section 515.      Undertaking for Costs.................................................................57

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601.      Certain Rights of Trustee.............................................................57
Section 602.      Notice of Defaults....................................................................58
Section 603.      Not Responsible for Recitals or Issuance of Securities................................59
Section 604.      May Hold Securities...................................................................59
Section 605.      Money Held in Trust...................................................................59
Section 606.      Compensation and Reimbursement........................................................60
Section 607.      Corporate Trustee Required; Eligibility...............................................60
Section 608.      Resignation and Removal; Appointment of Successor.....................................61
Section 609.      Acceptance of Appointment by Successor................................................62



Section 610.      Merger, Conversion, Consolidation or Succession to Business...........................64
Section 611.      Preferential Collection of Claims Against Company.....................................64
Section 612.      Appointment of Authenticating Agent...................................................64

                                  ARTICLE SEVEN

          HOLDERS LISTS AND REPORTS BY TRUSTEE, COMPANY, AND GUARANTOR

Section 701.      Company and Guarantor to Furnish Trustee Names and Addresses of
                  Holders...............................................................................66
Section 702.      Preservation of Information; Communications to Holders................................67
Section 703.      Reports by Trustee....................................................................67
Section 704.      Reports by Company and Guarantor......................................................68

                                  ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801.      Restrictions on Mergers, Consolidations, Conveyances and Transfers....................69
Section 802.      Successor Person Substituted for Guarantor or Company.................................70

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.      Supplemental Indentures Without Consent of Holders....................................70
Section 902.      Supplemental Indentures With Consent of Holders.......................................72
Section 903.      Execution of Supplemental Indentures..................................................73
Section 904.      Effect of Supplemental Indentures.....................................................74
Section 905.      Reference in Securities to Supplemental Indentures....................................74
Section 906.      Conformity with Trust Indenture Act...................................................74

                                   ARTICLE TEN

                                    COVENANTS

Section 1001.     Payment of Principal, Any Premium, Interest and
                    Additional Amounts..................................................................74
Section 1002.     Maintenance of Office or Agency.......................................................75
Section 1003.     Money for Securities Payments to be Held in Trust.....................................76
Section 1004.     Additional Amounts....................................................................78
Section 1005.     Statement as to Compliance............................................................80
Section 1006.     Payment of Taxes and Other Claims.....................................................80
Section 1007.     Restriction on Secured Funded Debt....................................................80
Section 1008.     Restriction on Liens..................................................................81



Section 1009.     Restrictions on Sale and Lease-Back Transactions......................................83
Section 1010.     Redesignation of Subsidiaries.........................................................83
Section 1011.     Waiver of Certain Covenants...........................................................84

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.     Applicability of Article..............................................................84
Section 1102.     Election to Redeem; Notice to Trustee.................................................84
Section 1103.     Selection by Trustee of Securities to be Redeemed.....................................84
Section 1104.     Notice of Redemption..................................................................85
Section 1105.     Deposit of Redemption Price...........................................................86
Section 1106.     Securities Payable on Redemption Date.................................................87
Section 1107.     Securities Redeemed in Part...........................................................88

                                 ARTICLE TWELVE

                                  SINKING FUNDS

Section 1201.     Applicability of Article..............................................................88
Section 1202.     Satisfaction of Sinking Fund Payments With Securities.................................89
Section 1203.     Redemption of Securities for Sinking Fund.............................................89


                       ARTICLE THIRTEEN

                          GUARANTEES

Section 1301.     Guarantee.............................................................................90
Section 1302.     Execution and Delivery of Guarantees..................................................91

                                ARTICLE FOURTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

Section 1401.     Applicability of Article..............................................................92



                                 ARTICLE FIFTEEN

                        SECURITIES IN FOREIGN CURRENCIES

Section 1501.     Applicability of Article..............................................................93


                                 ARTICLE SIXTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

Section 1601.     Purposes for Which Meetings May Be Called.............................................93
Section 1602.     Call, Notice and Place of Meetings....................................................93
Section 1603.     Persons Entitled to Vote at Meetings..................................................94
Section 1604.     Quorum; Action........................................................................94
Section 1605.     Determination of Voting Rights; Conduct and Adjournment of
                    Meetings............................................................................95
Section 1606.     Counting Votes and Recording Action of Meetings.......................................96

         INDENTURE, dated as of August 1, 1996 (the "Indenture"), among MacSaver Financial Services, Inc., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), having its principal executive office located at 2 Read's Way, Suite 224, New Castle, Delaware 19720, Heilig-Meyers Company, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (hereinafter called the "Guarantor"), having its principal office at 2235 Staples Mill Road, Richmond, VA 23230, and First Union National Bank of Virginia, a banking association duly organized and existing under the laws of the United States of America (hereinafter called the "Trustee"), having its Corporate Trust Office located at 901 East Cary Street, Richmond, Virginia 23219.

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior unsecured debentures, notes or other evidences of Indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as provided in this Indenture. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantees by it with respect to the Securities as set forth in this Indenture.

         The Guarantor desires to make the Guarantees provided for herein, and has determined that such Guarantees are necessary and convenient to the conduct of the business of the Company, a wholly-owned subsidiary of the Guarantor.

         All things necessary to make the Guarantees, when executed by the Guarantor and endorsed on the Securities authenticated and delivered hereunder, the valid obligations of the Guarantor, and to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined), as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


         Section 101. Definitions.

         Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America and, except as otherwise herein expressly provided, the terms "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America, consistently applied, at the date of such computation;

         (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture;

         (5) the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (6) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both", not "either A or B but not both").

         Certain terms used principally in certain Articles hereof are defined in those Articles.

         "Act", when used with respect to any Holders, has the meaning specified in Section 104.

         "Additional Amounts" has the meaning specified in Section 1004.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Attributable Debt" means at any date the obligations incurred by the Company, the Guarantor or any Restricted Subsidiary as lessee in connection with a sale and leaseback transaction, valued at the lesser of (i) the fair market value of the property subject to such transaction or (ii) the present value (discounted to present value in accordance with GAAP consistently applied) of the obligation of the lessee for Rentals during the term of such lease.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 612 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

         "Bankruptcy Law" has the meaning specified in Section 501.

         "Bearer Security" means any Security in the form established pursuant to Section 201 which is payable to bearer.

         "Board of Directors," when used with reference to the Company or the Guarantor, means either the board of directors or any duly authorized committee of such board of directors of the Company or the Guarantor, as the case may be.

         "Board Resolution," when used with reference to the Company or the Guarantor, means a copy of one or more resolutions, certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by its respective Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", with respect to any Place of Payment or other location, means, unless otherwise specified with respect to any Securities pursuant to
Section 301, any day other than
a Saturday, Sunday or other day on which banking institutions in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

         "Capitalized Lease Obligations" means at any date the amount determined in accordance with GAAP which represents the capitalized value of all Capitalized Leases which appear on the liability side of the consolidated balance sheet of the Guarantor and its Restricted Subsidiaries.

         "Capitalized Leases" means all leases of real or personal property entered into by the Company, the Guarantor or any Restricted Subsidiary as lessee, the obligation for Rentals with respect to which is required to be capitalized on the liability side of the consolidated balance sheet thereof in accordance with GAAP.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by any two Officers or by any Officer and either an Assistant Treasurer or an Assistant Corporate Secretary, of the Company and delivered to the Trustee.

         "Consolidated Net Tangible Assets" means at any date the total amount of all assets of the Company, the Guarantor and the Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP consistently applied, less the sum (without duplication) of:

                  (i) the amount, if any, at which intangible assets (including goodwill, trade names, trademarks, patents, organization expenses and other similar intangibles) and unamortized debt discount and expense appear on a consolidated balance sheet;

                  (ii) any write-up of tangible assets after the date of this Indenture;

                  (iii) all investments, loans or advances made by the Company, the Guarantor or any Restricted Subsidiary in or to any Unrestricted Subsidiary (valued at the book value thereof); and

                  (iv) all liabilities other than Minority Interests, deferred taxes and the aggregate amount of Funded Debt of the Company, the Guarantor and the Restricted Subsidiaries on a consolidated basis (after eliminating intercompany items).

         "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Union or (iii) any currency unit or composite currency other than the ECU for the purposes for which it was established.

         "Corporate Trust Office" means either (i) the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 901 East Cary Street, Richmond, Virginia 23219, or (ii) for purposes of Sections 301(9) and 1002, "Corporate Trust Office" means the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York at which at any particular time its corporate trust business shall be administered in The City of New York, which office at the date of original execution of this Indenture is located at 40 Broad Street, 5th Floor, Suite 550, New York, New York, 10004; provided that, for purposes of any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document or notice provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee, whether pursuant to Section 105 or otherwise, "Corporate Trust Office" means any office referred to in clause (i) or (ii) of this paragraph.

         "Corporation" and "corporation" includes corporations, associations, companies and business trusts.

         "Coupon" means any interest coupon appertaining to a Bearer Security.

         "Currency", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

         "CUSIP Number" means the alphanumeric designation assigned to a Security by Standard & Poor's Ratings Services, CUSIP Service Bureau.

         "Default" means any event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

         "ECU" means the European Currency Units as defined and revised from time to time by the Council of the European Community.

         "European   Monetary   System"  means  the  European   Monetary  System
established by the Resolution of December 5, 1978 of the Council of the European Community.

         "European Union" means the European Community, the European Coal and Steel Community and the European Atomic Energy Community.

         "Event of Default" has the meaning specified in Section 501.

         "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the ECU, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

         "Funded Debt" means Indebtedness having a final maturity of more than one year from the date of determination thereof, or which is renewable or extendable at the option of the obligor for a period or periods more than one year from such date of determination.

         "GAAP" means such accounting principles as are generally accepted in the United States of America as of the date or time of any computation required hereunder.

         "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments in the confederation which issued the Foreign Currency in which the principal of or any premium or interest on such Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

         "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantees set forth in Section 202.

         "Guarantor" means the Person named as "Guarantor" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall include such successor corporation.

         "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Guarantor by any two Officers or by any Officer and either an Assistant Treasurer or an Assistant Corporate Secretary, of the Guarantor and delivered to the Trustee.

         "Holder", in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

         "Indebtedness" means and includes all obligations of the Company, the Guarantor and the Restricted Subsidiaries which, in accordance with GAAP consistently applied, are classified as liabilities on the most recently available consolidated balance sheet of the Guarantor and the Restricted Subsidiaries (other than liabilities for Minority Interests or deferred taxes), together with the following obligations of the Company, the Guarantor or any Restricted Subsidiary, determined in accordance with GAAP consistently applied, whether or not classified as liabilities (other than obligations with respect to leases of real property or interests therein that are classified as operating leases in accordance with GAAP consistently applied):

         (1) indebtedness for borrowed money and deferred payment obligations representing the unpaid purchase price of property, assets or services;

         (2) Capitalized Lease Obligations;

         (3) guarantees and endorsements of obligations of others, directly or indirectly, and all other repurchase agreements and indebtedness in effect guaranteed through an agreement, contingent or otherwise, to purchase such indebtedness, or to purchase or sell property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owner of the indebtedness against loss, or to supply funds to or in any manner invest in the debtor, or otherwise to assure a creditor against loss (but excluding guarantees and endorsements of notes, bills and checks made in the ordinary course of business and of obligations of Restricted Subsidiaries); and

         (4) indebtedness secured by any mortgage, lien, pledge, conditional sale agreement, title retention agreement, or other security interest or encumbrance upon property owned by the Company, the Guarantor or a Restricted Subsidiary, even though such indebtedness has not been assumed and notwithstanding that the rights and remedies of the seller, lender or lessor under such agreement in the event of default may be limited to repossession or sale of such property.

         "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 301 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

         "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Company and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to this Indenture or certificates required to be provided hereunder.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "interest", with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

         "Interest Payment Date", with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Judgment Currency" has the meaning specified in Section 115.

         "Legal Holidays" has the meaning specified in Section 114.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, security interest, lien (statutory or other), or preference, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "Maturity", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption Date.

         "Minority Interests" means any shares of stock of any class of a Restricted Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Company, the Guarantor and/or one or more Restricted Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock.

         "New York Banking Day" has the meaning specified in Section 115.

         "Office" or "Agency", with respect to any Securities, means an office or agency of the Company maintained or designated in a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

         "Officer" means the Chairman of the Board, the President, any Vice President (whether or not designated by a number or word added before or after the title vice president), the Treasurer or the Corporate Secretary of the Company or the Guarantor, as the case requires.

         "Officers' Certificate" of the Company or Guarantor, as the case may be, means a certificate signed by two Officers or by any Officer and either an Assistant Treasurer or an Assistant Corporate Secretary of the Company or the Guarantor, as the case may be, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who (unless otherwise provided herein) may be an employee of or counsel for the Company or the Guarantor, as the case may be, or other counsel who shall be reasonably acceptable to the Trustee, that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.

         "Original Issue Discount Security" means any Security issued pursuant to this Indenture which provides for an amount less than the principal face amount thereof to be due and payable upon acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

         (1) any such Security theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

         (2) any such Security for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited pursuant hereto (other than pursuant to Section 402) with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor, as the case may be (if the Company or Guarantor shall act as its own Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made;

         (3) any such Security with respect to which the Company has effected defeasance or covenant defeasance pursuant to Section 402, except to the extent provided in Section 402; and

         (4) any such Security which has been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) the principal amount of a Security denominated in a Foreign Currency shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iv) Securities beneficially owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (a) the pledgee's right so to act with respect to such Securities and (b) that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Coupons appertaining thereto or an Affiliate of the Company, the Guarantor or such other obligor.

         "Paying Agent" means any Person authorized by the Company or the Guarantor to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to, any Security or any Coupon on behalf of the Company or the Guarantor, as the case may be.

         "Person" means any individual, corporation, partnership, joint venture,
joint-stock   company,   limited  liability   company,   trust,   unincorporated
organization or government or any agency or political subdivision thereof.

         "Place of Payment", with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security are payable as provided in or pursuant to this Indenture or such Security.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same indebtedness as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

         "Redemption Date", with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

         "Redemption Price", with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

         "Registered  Security"  means  any  Security  established  pursuant  to
Section 201 which is registered in the Security Register.

         "Regular Record Date" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date".

         "Rentals" means all fixed rents (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the leased property) payable by the Company, the Guarantor or a Restricted Subsidiary as lessee under a lease of real or personal property, exclusive of any amounts required to be paid by the Company, the Guarantor or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes, assessments and similar charges and contingent rents (such as those based on sales). Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

         "Required Currency" has the meaning specified in Section 115.

         "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means the Company and any other Subsidiary (i) which is organized under the laws of the United States or any State thereof or Canada or Puerto Rico, (ii) which conducts substantially all of its business and has substantially all of its assets within the United States or Canada or Puerto Rico, (iii) of which more than 80% (by number of votes) of the voting securities or other ownership interests having ordinary voting power to elect a majority of the corporate directors or other persons performing similar functions of such Subsidiary is owned by the Company, the Guarantor and/or one or more Restricted Subsidiaries, and (iv) which is not designated an Unrestricted Subsidiary in accordance with Section 1010 of this Indenture.

         "Secured Funded Debt" means Funded Debt of any Restricted Subsidiary (other than the Company) or which is secured by a mortgage, security interest, pledge, conditional sale or other title retention agreement, or other lien upon any assets of the Company, the Guarantor or a Restricted Subsidiary (other than liabilities in connection with Capitalized Lease Obligations or revenue bonds the interest on which is exempt from federal income tax pursuant to section
103(b) of the Internal Revenue Code of 1954, as amended (or any successor provision thereof)).

         "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities", with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted Interest on any Registered Security means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

         "Subsidiary" means a corporation or other entity a majority of the outstanding voting securities or other ownership interests having ordinary voting power to elect a majority of the corporate directors or other Persons performing similar functions of which is owned, directly or indirectly, by the Guarantor or by one or more other Subsidiaries, or by the Guarantor and one or more other Subsidiaries.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of such series.

         "United States", except for purposes of the definition of "Restricted Subsidiary" and except as otherwise provided in or pursuant to this Indenture or any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

         "United States Alien", except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

         "Unrestricted Subsidiary" means any Subsidiary which has been designated by the Board of Directors of the Guarantor as an Unrestricted Subsidiary in accordance with Section 1010 of this Indenture, and any Subsidiary which does not come within the definition of a Restricted Subsidiary.

         "U.S. Depository" or "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository or Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" or "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

         "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

         Section 102. Compliance Certificates and Opinions.

         Except as otherwise expressly provided in this Indenture, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.


         Section 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.


         Section 104. Acts of Holders.

         (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Sixteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor, as the case may be. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture
Act) conclusive in favor of the Trustee, the Company and the Guarantor and any agent of the Trustee, the Company, or the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1606.

         Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture or the Securities to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

         (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (3) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

         (4) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank or other depositary reasonably acceptable to the Company, the Guarantor and the Trustee, wherever situated, if such certificate shall be deemed by the Company, the Guarantor and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Company and the Trustee to be satisfactory. The Trustee, the Company and the Guarantor may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (ii) such Bearer Security is produced to the Trustee by some other Person, or (iii) such Bearer Security is surrendered in exchange for a Registered Security, or (iv) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Company, the Guarantor and the Trustee deem sufficient.

         (5) If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by a Company Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, the Company or the Guarantor in reliance thereon, whether or not notation of such Act is made upon such Security.

         (7) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.


         Section 105. Notices, Etc. to Trustee, Company and Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder, the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (2) the Company or the Guarantor by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.


         Section 106. Notice to Holders of Securities; Waiver.

         Except  as  otherwise   expressly  provided  in  or  pursuant  to  this
Indenture, where this Indenture provides for notice to Holders of Securities of any event,

         (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

         (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication not later than the latest date prescribed for the giving of such notice.

         In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearers Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 107. Language of Notices.

         Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

         Section 108. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 318(c) thereof, such required provision shall control.


         Section 109. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


         Section 110. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.


         Section 111. Separability Clause.

         In case any provision in this Indenture, any Security or any Coupon or Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 112. Benefits of Indenture.

         Nothing in this Indenture, any Security, any Coupon, or in the Guarantees, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.


         Section 113. Governing Law.

         This Indenture, the Securities, any Coupons and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.


         Section 114. Legal Holidays.

         Unless otherwise specified in or pursuant to this Indenture or any Securities, in any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security, Coupon or Guarantee other than a provision in any Security, Coupon or Guarantee that specifically states that such provision shall apply in lieu of this Section) payment of interests or principal (and premium, if any) need not be made at such Place of Payment on such date, but such payment may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or Maturity, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Stated Maturity or Maturity, as the case may be, to the next succeeding Business Day.


         Section 115. Judgment Currency.

         Each of the Company and the Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that

         (1) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the
"Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and

         (2) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (1)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required
Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

                                   ARTICLE TWO

                         SECURITIES AND GUARANTEE FORMS


         Section 201. Forms Generally.

         Each Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Company Board Resolution, Company Officers' Certificate, or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto, and the Guarantees shall be in substantially the form set forth in Section 202 or in such other form as shall be established pursuant to a Guarantor Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Security, Coupon or Guarantee as evidenced by their execution of such Security, Coupon or Guarantee. If the form of Registered Security, Bearer Security, Coupon, temporary or permanent global Security or Guarantee is established by action taken pursuant to a Board Resolution of the Company or the Guarantor, as the case may be, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Registered Security, Bearer Security, Coupon, temporary or permanent global Security or Guarantee.

         Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons.

         Definitive Securities, definitive Coupons and the Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, Coupons or Guarantees, as evidenced by their execution of such Securities, Coupons or Guarantees.


         Section 202. Guarantee by Guarantor:  Form of Guarantee.

         The Guarantor by its execution of this Indenture hereby agrees with each Holder of a Security authenticated and delivered by the Trustee, and with the Trustee on behalf of each such Holder, to be unconditionally bound by the terms and provisions of the Guarantee set forth below and authorizes the Chairman of the Board, President or Vice President or the Treasurer of the Guarantor to execute, manually or by facsimile signature in the name and on behalf of the Guarantor, and to confirm such Guarantee to the Holder of each such Security by its execution and delivery of each such Security, with such Guarantee endorsed thereon, authenticated and delivered by the Trustee. When delivered pursuant to the provisions of Section 303 hereof, the Guarantee so set forth on the Security shall bind the Guarantor notwithstanding the fact that such Guarantee does not bear the signature of the Guarantor.

         Guarantees to be endorsed on the Securities shall, subject to Section 201, be in substantially the form set forth below:

                                    GUARANTEE

                  For value received, Heilig-Meyers Company, a corporation organized under the laws of the Commonwealth of Virginia (herein called the "Guarantor," which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of the Trustee and such Holder the due and punctual payment of the principal of, premium, if any, and interest on such Security, any other amount due and payable pursuant to the terms of the Indenture and the due and punctual payment of the sinking fund or analogous payments referred to therein if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of MacSaver Financial Services, Inc., a corporation organized under the laws of Delaware (herein called the "Company," which term includes any successor corporation under such Indenture), punctually to make any such payment of principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The

         Guarantor hereby waives the benefits of division and discussion, diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by strict and complete performance of the obligations contained in such Security and this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of, premium, if any, and interest on such Security, or default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, on the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

                  The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest on all Securities issued under such Indenture shall have been paid in full.

                  No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of principal, premium (if any), and interest on the Security upon which this Guarantee is endorsed.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under such Indenture.

                  All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

                  This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal and dated the date on the face hereof.

                                            HEILIG-MEYERS COMPANY



                                     By: _________________________________

                                     Title: ______________________________

Attest:


- ----------------------------------


         Each Guarantee shall be dated the date of the Security upon which it is endorsed. Reference is made to Article Thirteen for further provisions with respect to the Guarantees.


         Section 203. Form of Trustee's Certificate of Authentication.

         Subject to Section 612, the Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   ---------------------------------------,
                                   as Trustee
Dated:
                                   By:____________________________________
                                   Authorized Officer


         Section 204. Securities in Global Form.

         Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall not be issuable in global form. If Securities of a series shall be issuable in temporary or permanent global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order or Guarantor Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order or Guarantor Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in a Company Officers' Certificate and need not be accompanied by an Opinion of Counsel.

         Notwithstanding the provisions of Section 307, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, and any Additional Amounts in respect of any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a global Security (i) in the case of a global Security in registered form, the Holder of such global Security in registered form, or (ii) in the case of a global Security in bearer form, the Person or Persons specified pursuant to Section 301.


                                  ARTICLE THREE

                                 THE SECURITIES


         Section 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

         With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Company Board Resolution and set forth in a Company Officers' Certificate, or established in one or more indentures supplemental hereto prior to the issuance of any Securities of a series,

         (1) the title or designation of such Securities and the series in which such Securities shall be included;

         (2) any limit upon the aggregate principal amount of the Securities of such title or designation or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 905 or 1107, upon repayment in part of any Registered Security of such series pursuant to Article Fourteen, upon surrender in part of any Registered Security for conversion or exchange into other securities pursuant to its terms, or pursuant to the terms of such Securities);

         (3) if such Securities are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

         (4) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether such Securities are to be issued in temporary or permanent global form or both, (ii) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305, and
(iii) the name of the Depository or the U.S. Depository, as the case may be, with respect to any global Security;

         (5) if any of such Securities are to be issuable as Bearer Securities or in global form, the date as of which any such Bearer Security or global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

         (6) if any of such Securities are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form payable in respect of an Interest Payment Date therefor prior to the exchange, if any, of such temporary Bearer Security for definitive Securities shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

         (7) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

         (8) the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered Securities on any Interest Payment Date, the notice, if any, to Holders regarding the determination of interest on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

         (9) if in addition to or other than the Borough of Manhattan, The City of New York, the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to such Securities shall be payable, any of such Securities that are Registered Securities may be surrendered for registration of transfer or exchange, any of such Securities may be surrendered for conversion or exchange and notices or demands to or upon the Company or the Guarantor in respect of such Securities and this Indenture may be served, the extent to which, or the manner in which, any interest payment or Additional Amounts on a global Security on an Interest Payment Date will be paid and the manner in which any principal of or premium, if any, on any global Security will be paid;

         (10) whether any of such Securities are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company and, if other than by a Company Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

         (11) if the Company is obligated to redeem or purchase any of such Securities pursuant to any sinking fund or analogous provision or at the option of any Holder thereof and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

         (12) the denominations in which any of such Securities that are Registered Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denomination of $5,000;

         (13) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

         (14) if other than Dollars, the Foreign Currency in which payment of the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities shall be payable;

         (15) if the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency;

         (16) if the amount of payments of principal of, any premium or interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, indices, formula or other method or methods (which index, indices, formula or method or methods may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

         (17) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

         (18) if either or both of Section  402(2)  relating  to  defeasance  or
Section 402(3) relating to covenant defeasance shall not be applicable to the Securities of such series, or any covenants in addition to those specified in
Section 402(3) relating to the Securities of such series which shall be subject to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of Article Four in respect of the Securities of such series;

         (19) if any of such Securities are to be issuable upon the exercise of warrants, and the time, manner and place for such Securities to be authenticated and delivered;

         (20) if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

         (21) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities; and

         (22) any other terms of such Securities and any deletions from or modifications or additions to this Indenture in respect of such Securities (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(11)).

         All Securities (and Guarantees endorsed thereon) of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate of interest, or method of determining the rate of interest, if any, Maturity, and the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Company Board Resolution and set forth in the Company Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Company Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Company Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Company Officers' Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series.

         If any of the terms of the Securities of any series shall be established and approved by action taken by or pursuant Board Resolutions of the Company and the Guarantor, respectively, copies of appropriate records of such actions shall be certified by the Secretary or an Assistant Secretary of the Company and the Guarantor, respectively, and delivered to the Trustee at or prior to the delivery of the Officers' Certificates setting forth the terms of such series.


         Section 302. Currency; Denominations.

         Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.


         Section 303. Execution, Authentication, Delivery and Dating.

         Securities shall be executed on behalf of the Company by any Officer under its corporate seal reproduced thereon and attested by its Corporate Secretary (provided that the Corporate Secretary shall not attest his or her own signature as an Officer) or one of its Assistant Corporate Secretaries. Coupons shall be executed on behalf of the Company by the Corporate Secretary or one of the Assistant Corporate Secretaries of the Company. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

         Securities, Coupons appertaining thereto and Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor shall bind the Company and the Guarantor, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities, Coupons or Guarantees or did not hold such offices at the date of such Securities, Coupons or Guarantees.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, together with any Coupons appertaining thereto, executed by the Company, having endorsed thereon Guarantees of the Guarantor, to the Trustee for authentication and, provided that the Company Board Resolution and Company Officers' Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities and a Guarantor Order approving the delivery of the Guarantees endorsed thereon have been delivered to the Trustee, the Trustee in accordance with the Company and Guarantor Orders and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities having such Guarantees. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon,

         (1)      an Opinion of Counsel to the effect that:

                  (a) the form or forms and terms of such Securities and Coupons, if any, and Guarantees have been established or approved by or pursuant to Board Resolutions of the Company and the Guarantor in conformity with Sections 201 and 301 of this Indenture;

                  (b) all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, and of such Guarantees have been complied with and that such Securities, Coupons and Guarantees, when completed by appropriate insertions, executed under the Company's corporate seal and attested by duly authorized officers of the Company (in the case of the Securities or Coupons) or when completed by appropriate insertions, executed under the Guarantor's corporate seal and attested by duly authorized officers of the Guarantor (in the case of the Guarantee), delivered by duly authorized officers of the Company or the Guarantor, as the case may be, to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company and the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company and of the Guarantor, respectively, enforceable in accordance with their terms, subject, in the case of the Securities to bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws of general applicability to the Company and relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and subject, in the case of the Guarantees, to bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws of general applicability to the Guarantor and relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                  (c)  this  Indenture  has  been  qualified   under  the  Trust
Indenture Act; and

         (2)  a  Company   Officers'   Certificate   and   Guarantor   Officer's
Certificate, each stating that, to the best knowledge of the Persons executing such certificate, no Default, or Event of Default with respect to any of the Securities shall have occurred and be continuing.

         If all the Securities of any series are not to be issued at one time, unless requested by the Trustee, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such opinion, with such modifications as counsel shall deem appropriate, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Company that the Trustee authenticate Securities of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

         The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

         Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any temporary Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.

         No Security or Guarantee endorsed thereon or Coupon appertaining to such Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 203 or 612 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized officers. Such certificate upon any Security shall be conclusive evidence, and the only
evidence,   that  such  Security  has  been  duly  authenticated  and  delivered hereunder. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security (or related Guarantee) unless all Coupons appertaining thereto then matured have been detached and canceled.


         Section 304. Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order and a Guarantor Order, the Trustee shall authenticate and deliver, in the manner provided in
Section 303, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons, and having endorsed thereon Guarantees of the Guarantor substantially of the tenor of the definitive Guarantees, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities or Guarantees may determine, as conclusively evidenced by their execution of such Securities or Guarantees. Such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities with Guarantees of the Guarantor endorsed thereon upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions which have endorsed thereon the Guarantees of the Guarantor; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this

Indenture, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.


         Section 305. Registration, Transfer and Exchange.

         With respect to the Registered Securities of each series, if any, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for such series in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of such series and of transfers of the Registered Securities of such series. Such Office or Agency shall be the "Security Registrar" for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

         Upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions, having endorsed thereon the Guarantee duly executed by the Guarantor.

         At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive, having endorsed thereon Guarantees of the Guarantor which the Holder is entitled to receive.

         If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

         Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, having endorsed thereon Guarantees of the Guarantor, which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any global Security shall be exchangeable for definitive Securities only if (i) the Depository is at any time unwilling, unable or ineligible to continue as Depository and a successor depository is not appointed by the Company within 90 days of the date the Company is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities as the result of an event described in clause (i), (ii) or (iii) of the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the U.S. Depository or such other Depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such other Depository, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged, which (unless such Securities are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, but subject to the satisfaction of any certification or other requirements to the issuance of Bearer Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of the same series to be redeemed and ending on the relevant Redemption Date; and provided, further, that (unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository or the U.S. Depository, as the case may be, or such other Depository or U.S. Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next

Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities, and all Guarantees endorsed thereon, shall be the valid obligations of the Company or the Guarantor, as the case may be, evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities and all the Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses (including fees and expenses of the Trustee) that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 905 or 1107, or upon repayment in part of any Registered Security pursuant to Article Fourteen, in each case not involving any transfer.

         Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of like tenor and the same series under Section 1103 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

         Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 306, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount, having endorsed thereon the
Guarantee of the Guarantor, and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

         If there be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount, having endorsed thereon the Guarantee of the Guarantor, and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

         Notwithstanding the foregoing provisions of this Section 306, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in
Section 1002, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security with any Coupons appertaining thereto, and the Guarantee of the Guarantor endorsed thereon, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, or in exchange for a Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall constitute a separate obligation of the Company and the Guarantor, respectively, whether or not the mutilated, destroyed, lost or stolen Security and Coupons appertaining thereto or the mutilated, destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any Coupons, and related Guarantees, duly issued hereunder.

         The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.


         Section 307. Payment of Interest and Certain Additional Amounts; Rights
                      to Interest and Certain Additional Amounts Preserved.

         Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. Unless otherwise provided in or pursuant to this Indenture, in case a Bearer Security is surrendered in exchange for a Registered Security after the close of business at an Office or Agency for such Security on any Regular Record Date therefor and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

          Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Defaulted Interest and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series, at the option of the Company, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States.

         Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


         Section 308. Persons Deemed Owners.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the absolute owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and neither the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

         The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and neither the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor, or the Trustee shall be affected by notice to the contrary.

         No holder of any beneficial interest in any global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Guarantor, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


         Section 309. Cancellation.

         All  Securities  and  Coupons  surrendered  for  payment,   redemption,
registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be canceled promptly by the Trustee. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities or Coupons previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Securities or Coupons so delivered shall be canceled promptly by the Trustee. No Securities or Coupons shall be authenticated in lieu of or in exchange for any Securities or Coupons canceled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All canceled Securities and Coupons held by the Trustee shall be destroyed by the Trustee, unless by a Company Order the Company directs their return to it.


         Section 310. Computation of Interest.

         Except as otherwise provided in or pursuant to this Indenture or in the Securities of any series, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30- day months.


                                  ARTICLE FOUR

                     SATISFACTION AND DISCHARGE OF INDENTURE


         Section 401. Satisfaction and Discharge.

         Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order and any Coupons appertaining thereto (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on receipt of a Company Order, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

         (1)      either

                  (a) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 1107, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in Section
1003) have been delivered to the Trustee for cancellation; or

                  (b) all  Securities  of such series and, in the case of (i) or
(ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will  become  due and  payable  at their  Stated
Maturity within one year, or

                           (iii) if redeemable at the option of the Company, are
to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and, to the extent that the Securities of such series provide for the payment of Additional Amounts thereon and the amount of any such Additional Amounts is at the time of deposit reasonably determinable by the Company (in the exercise by the Company of its sole and absolute discretion), any Additional Amounts with respect to, such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

         (2) the Company or the Guarantor, as the case may be, has paid or caused to be paid all other sums payable hereunder by the Company or the Guarantor with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

         In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company and the Guarantor to the Trustee under Section 606, the obligations of the Company and the Guarantor to any Authenticating Agent under Section 611, and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Company, the Guarantor and the Trustee with respect to the Securities of such series under Sections 305, 306, 403, 1002 and 1003, and with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to
Section 401(1)(b)), shall survive.

         Section 402. Defeasance and Covenant Defeasance.

         (1) Unless, pursuant to Section 301, either or both of (i) defeasance of the Securities of or within a series under clause (2) of this Section 402 or
(ii) covenant  defeasance  of the  Securities of or within a series under clause
(3) of this Section 402 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this
Section 402 (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 402(2) or Section 402(3) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Section 402.

         (2) Upon the Company's  exercise of the above option applicable to this
Section 402(2) with respect to any Securities of or within a series, the Company and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to such Outstanding Securities and any Coupons appertaining thereto, and with respect to the corresponding Guarantees, on the date the conditions set forth in clause (4) of this Section 402 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and Guarantees and any Coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (5) of this Section 402 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto and under such corresponding Guarantees and this Indenture insofar as such Securities and any Coupons appertaining thereto and such Guarantees are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and Guarantees and any Coupons appertaining thereto to receive, solely from the trust fund described in clause (4) of this Section 402 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on, and Additional Amounts, if any, with respect to, such Securities and Guarantees and any Coupons appertaining thereto when such payments are due, (ii) the obligations of the Company and the Trustee with respect to such Securities under Sections 304, 305, 306, 403, 1002 and 1003, with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 401(4)(a) below), and any obligation of the Guarantor relating to a surviving obligation of the Company,
(iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 402. The Company may exercise its option under this Section 402(2) notwithstanding the prior exercise of its option under clause (3) of this Section 402 with respect to such Securities and any Coupons appertaining thereto.

         (3) Upon the Company's  exercise of the above option applicable to this
Section 402(3) with respect to any Securities of or within a series, the Company and the Guarantor, as the case may be, shall be released from its obligations under Sections 1005 and 1011 and, to the extent specified pursuant to Section 301, any other covenant applicable to such Securities, with respect to such Outstanding Securities and any Coupons appertaining thereto on and after the date the conditions set forth in clause (4) of this Section 402 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Company and the Guarantor may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto, and the Guarantees endorsed thereon, shall be unaffected thereby.

         (4) The following shall be the conditions to application of clause (2) or (3) of this Section 402 to any Outstanding Securities of or within a series and any Coupons appertaining thereto, or to any Guarantees endorsed thereon:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of
Section 607 who shall agree to comply with the provisions of this Section 402 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (1) an amount in Dollars or in such Foreign Currency in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest, if any, on, and, to the extent that such Securities provide for the payment of Additional Amounts thereon and the amount of any such Additional Amounts is at the time of deposit reasonably determinable by the Company, any Additional Amounts with respect to, such Outstanding Securities and any Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any Coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

                  (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor is a party or by which it is bound.

                  (c) No Default or Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (d) In the  case  of an  election  under  clause  (2) of  this
Section 402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from the Internal Revenue
Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (e) In the  case  of an  election  under  clause  (3) of  this
Section 402, the Company and the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (f) The Company and the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause
(2) or (3) of this Section 402 (as the case may be) have been complied with.

                  (g) Each of the Company and the Guarantor shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (h) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (i) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (j) Notwithstanding any other provisions of this Section 402(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company or the Guarantor in connection therewith pursuant to
Section 301.

         (5) Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -collectively for purposes of this Section 402(5) and Section 403, the "Trustee") pursuant to clause (4) of Section 402 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

         Unless otherwise specified in or pursuant to this Indenture or any Securities, if, after a deposit referred to in Section 402(4)(a) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 402(4)(a) has been made in respect of such Security, or (b) a Conversion

Event occurs in respect of the Foreign Currency in which the deposit pursuant to
Section 402(4)(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on, and Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

         The Company and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section 402 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

         Anything in this Section 402 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4) of this Section 402 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section 402.


         Section 403. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations deposited with the Trustee pursuant to Section 401 or 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, interest and Additional Amounts for whose payment such money has or Government Obligations have been deposited with or received by the Trustee; but such money and Government
Obligations need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE

                                    REMEDIES


         Section 501. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Company Board Resolution or Company Officers' Certificate establishing the terms of such Series pursuant to this Indenture:

         (1) default in the payment of any interest on, or any Additional Amounts payable in respect of any interest on, any Security of such series when such interest or such Additional Amounts, as the case may be, become due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of or premium, if any, on, or any Additional Amounts payable in respect of the principal of or premium, if any, on, any Security of such series when due upon Maturity (whether upon redemption or otherwise); or

         (3) default in the payment of any sinking fund payment, or analogous payment, when and as due by the terms of a Security of such series; or

         (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture or any Security of such series (other than a covenant or warranty for which the consequences of breach or nonperformance are addressed elsewhere in this Section 501 or in the Securities or in a covenant or warranty which has expressly been included in this Indenture or a Security of that series, whether or not by means of a Supplemental Indenture, solely for the benefit of Securities of a series other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the Company or the Guarantor pursuant to or under or within the meaning of any Bankruptcy Law:

                  (a) commences a voluntary case or proceeding;

                  (b) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

                  (c) consents to the appointment of a Custodian of it or for any substantial part of its property;

                  (d) makes a general assignment for the benefit of its creditors;

                  (e) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

                  (f) consents to the filing of such petition or the appointment of or taking possession by a Custodian; or

         (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (a) is for relief against the Company or the Guarantor in an involuntary case or proceeding, or adjudicates the Company or the Guarantor insolvent or bankrupt;

                  (b) appoints a Custodian of the Company or the Guarantor or for any substantial part of their respective property; or

                  (c) orders the winding up or liquidation of the Company or the Guarantor;

and the order or decree remains unstayed and in effect for 90 days; or

         (7) a default by the Company or the Guarantor (including a default with respect to Securities of any series other than that series) or any Restricted Subsidiary of the Guarantor under any indenture including this Indenture or instrument evidencing, or under which the Company, the Guarantor or any Restricted Subsidiary of the Guarantor has at the date of this Indenture or shall hereafter have, any indebtedness for money borrowed with a principal amount then outstanding in excess of $20,000,000 (or its equivalent in any other currency) shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within 10 days after written notice thereof shall have been given, by registered or certified mail, to the Company and the Guarantor by the Trustee, or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; provided, however, that if such default under such indenture or instrument shall be remedied or cured by the Company or the Guarantor, as the case may be, or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders; provided further, however, that subject to the provisions of Section 601, the Trustee will not be considered to have knowledge of any default by the Company or the Guarantor under this Section 501 unless the Trustee shall have received written or actual notice of such default; or

         (8) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

         "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.


         Section 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable. Notwithstanding any other provision of Section 502, if an Event of Default specified in Section 501(5) or 501(6) occurs, all principal of, any premium and interest on, and any Additional Amounts on the Securities then Outstanding shall be immediately due and payable without any declaration or other act on the part of the Trustee or the Holders.

         At any time after Securities of any series have been accelerated and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company or the Guarantor has paid or deposited with the Trustee a sum of money sufficient to pay

                  (a) all overdue installments of any interest on any Securities of such series and any Coupons appertaining thereto and any Additional Amounts with respect thereto,

                  (b) the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and any Additional

Amounts with respect thereto and, to the extent the payment of such interest is lawful, interest thereon at the rate or rates borne by or provided for in such Securities,

                  (c) to the extent that payment of such interest is lawful, interest upon overdue installments of any interest and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities, and

                  (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 606; and

         (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, any premium and interest on, and any Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


         Section 503. Collection of Indebtedness and Suits for Enforcement by
                      Trustee.

         The Company covenants that if

         (1) default is made in the payment of any installment of interest on or any Additional Amounts with respect to any Security or any Coupon appertaining thereto when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of or any premium on any Security at its Maturity,

the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount of money then due and payable with respect to such Securities and any Coupons appertaining thereto, with interest upon the overdue principal, any premium and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 606.

         If the Company fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, the Guarantor or any other obligor upon such Securities and any Coupons appertaining thereto and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.


         Section 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor, or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding, including;

         (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, interest and Additional Amounts owing and unpaid in respect of the Securities and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities or any Coupons allowed in such judicial proceeding, and

         (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any

Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders of Securities or any coupons, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors or other similar committee.


         Section 505. Trustee May Enforce Claims Without Possession of
                      Securities or Coupons.

         All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security or Coupon in respect of which such judgment has been recovered.


         Section 506. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, or any premium, interest or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities and any Coupons for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and any premium, interest and Additional Amounts, respectively;

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.


         Section 507. Limitations on Suits.

         No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Guarantees, the Securities of any series or any Coupons appertaining thereto, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.


         Section 508. Unconditional Right of Holders to Receive Principal and
                      Any Premium, Interest and Additional Amounts.

         Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Section 307) interest on, and any Additional

Amounts with respect to such Security or such Coupon, as the case may be, on the respective Stated Maturity or Maturities therefor specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


         Section 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security or a Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.


         Section 510. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security or a Coupon is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.


         Section 511. Delay or Omission not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security or a Coupon may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.


         Section 512. Control by Holders of Securities.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of such series,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


         Section 513. Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto may waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, any Security of such series or any Coupons appertaining thereto, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


         Section 514. Waiver of Usury, Stay or Extension Laws.

         Each of the Company and the Guarantor covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


         Section 515. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 515 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on or Additional Amounts, if any, with respect to any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment, on or after the date for repayment).


                                   ARTICLE SIX

                                   THE TRUSTEE


         Section 601. Certain Rights of Trustee.

         Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order or Guarantor Request or Guarantor Order, as the case may be (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors of the Company or the Guarantor, as the case may be, shall be sufficiently evidenced by a Board Resolution of the Company or the Guarantor, as the case may be;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company and the Guarantor, personally or by agent or attorney; and

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


         Section 602. Notice of Defaults.

         Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to
Section 703(3), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), or interest, if any, on, or Additional Amounts or any sinking fund or purchase fund installment with respect to, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the best interest of the Holders of Securities and Coupons of such series, and provided, further, that in the case of any Default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.


         Section 603. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Company or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons appertaining thereto or the Guarantees, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.


         Section 604. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee, the Company, or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


         Section 605. Money Held in Trust.

         Except as provided in Section 403 and Section 1003, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or the Guarantor, as the case may be.

         Section 606. Compensation and Reimbursement.

         Each of the Company and the Guarantor agrees:

         (1) to pay to the Trustee from time to time reasonable compensation as shall be agreed in writing between the Company on the one hand and the Trustee on the other for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this
Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

         (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto.

         Any compensation or expense incurred by the Trustee after a default specified by Section 501 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes of this Section 606 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 606.


         Section 607. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder that is a Corporation, organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $50,000,000 subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 608. Resignation and Removal; Appointment of Successor.

         (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 609.

         (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

         (4)      If at any time:

                  (a) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company, the Guarantor or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

                  (b) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company, the Guarantor or any such Holder, or

                  (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the

Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

         (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.


         Section 609. Acceptance of Appointment by Successor.

         (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

         (2) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in Section 606.

         (3) Upon request of any Person appointed hereunder as a successor Trustee, the Company or the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

         (4) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.


         Section 610. Merger, Conversion, Consolidation or Succession to
                      Business.

          Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


         Section 611. Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company, the Guarantor or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, the Guarantor or any such other obligor.


         Section 612. Appointment of Authenticating Agent.

         The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or partial repayment, or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

         Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

         The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

         If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                   ----------------------------------,
                                   As Trustee


                                   By:
                                   As Authenticating Agent


                                   By:
                                   Authorized Officer



         If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                                  ARTICLE SEVEN

          HOLDERS LISTS AND REPORTS BY TRUSTEE, COMPANY, AND GUARANTOR


         Section 701. Company and Guarantor to Furnish Trustee Names and
                      Addresses of Holders.

         In accordance with Section 312(a) of the Trust Indenture Act, with respect to each series of the Securities, the Company and the Guarantor shall furnish or cause to be furnished to the Trustee


         (1) semi-annually, not later than August 1 and February 1 of the year or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


         Section 702. Preservation of Information; Communications to Holders.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee, nor any agent of any of them, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.


         Section 703. Reports by Trustee.

         (1) Within 60 days after May 15 of each year commencing with the first May 15 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said
Section 313(a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

         (2) The Trustee shall transmit to Holders the reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner specified therein.

         (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.


         Section 704. Reports by Company and Guarantor.

         The Company and the Guarantor, pursuant to Section 314(a) of the Trust Indenture Act, shall:

         (1) file with the Trustee, within 15 days after the Company and the Guarantor are required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company and the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then they shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and the Guarantor, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company and the Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

         Section 801. Restrictions on Mergers, Consolidations, Conveyances and
                      Transfers.

         The Guarantor shall not, and shall not permit any Restricted Subsidiary to, consolidate or amalgamate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to, any Person, and the Guarantor shall not permit any Person to consolidate or amalgamate with or merge into the Guarantor or any Restricted Subsidiary or convey, transfer or lease its properties and assets substantially as an entirety to the Guarantor or any Restricted Subsidiary, unless:

         (1)  in  case  the  Guarantor  or  any  Restricted   Subsidiary   shall
consolidate or amalgamate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any other Person, the Person formed by such consolidation or amalgamation or into which the Guarantor or such Restricted Subsidiary is merged or the Person which acquires by conveyance or transfer or which leases the properties and assets of the Guarantor or such Restricted Subsidiary substantially as an entirety shall be organized and validly existing under the laws of the United States and, in the case of the Guarantor or the Company, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities or the due and punctual performance of the Guarantees, as the case may be, and the performance of every covenant of this Indenture on the part of the Guarantor and the Company to be performed or observed;

         (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company, the Guarantor or any Subsidiary as a result of such transaction as having been incurred by the Company, the Guarantor or such Subsidiary at the time of such transaction, no Default or Event of Default shall have occurred and be continuing;

         (3) if, as a result of any such consolidation, amalgamation or merger or such conveyance, transfer or lease, properties or assets of the Guarantor would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Guarantor or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

         (4) the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, amalgamation, merger, conveyance, transfer or lease and such supplemental indenture, if any, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

provided,   however,   that  (i)  any  Restricted  Subsidiary  may  consolidate,
amalgamate or merge with or into the Company or any other wholly-owned Restricted Subsidiary so long as, in any consolidation, amalgamation or merger involving the Company, the Company is the surviving or continuing Person, and
(ii) any wholly-owned Restricted Subsidiary formed solely to facilitate transfers of properties or financial assets accounted for as sales under GAAP, consistently applied, may convey or transfer such properties or assets substantially as an entirety to any other Person.


         Section 802. Successor Person Substituted for Guarantor or Company.

         Upon any consolidation, amalgamation or merger by the Guarantor or the Company, as the case may be, with or into any other Person, or any conveyance or transfer or lease of the properties and assets of the Guarantor or the Company, as the case may be, substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or amalgamation or into which the Company or the Guarantor, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein; and thereafter except in the case of a lease, the Company or the Guarantor, as the case may be (which term shall for this purpose mean the Person named as the Company or the Guarantor, as the case may be, in the first paragraph of this Indenture or any successor corporation which shall theretofore become such in the manner described in Section 801) shall be discharged from all obligations and covenants under this Indenture, the Securities and the Coupons and the Guarantees, as the case may be, and may be dissolved and liquidated.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES


         Section 901. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders of Securities or Coupons, the Company, when authorized by or pursuant to a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company or the Guarantor, as the case may be, and the assumption by any such successor of the covenants of the

Company or the Guarantor, as the case may be, contained herein and in the Securities or the Guarantees; or

         (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

         (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect; or

         (4) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301 or of the related Guarantees as permitted by Section 202; or

         (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610; or

         (6) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any Coupons appertaining thereto in any material respect; or

         (7) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such Series); or

         (8) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four, provided that any such action shall not adversely affect the interests of any Holder of a Security of such series and any Coupons appertaining thereto or any other Security or Coupon in any material respect; or

         (9) to secure the Securities  and  Guarantees  pursuant to the terms of
Section 1007 or otherwise; or

         (10) to make provisions with respect to conversion or exchange rights of Holders of Securities of any series; or

         (11) to amend or supplement any provision contained herein or in any supplemental indenture (which amendment or supplement may apply to one or more series of Securities or to one or more Securities within any series as specified in such supplemental indenture or indentures), provided that such amendment or supplement does not apply to any Outstanding Security issued prior to the date of such supplemental indenture and entitled to the benefits of such provision or modify the rights of the Holder of any such Security with respect to such provision.


         Section 902. Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, the Guarantor, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of the Securities of such series or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall

         (1) change the Stated Maturity of the principal of, or any premium or installment of principal or interest on or any Additional Amounts with respect to, any Security, or any sinking fund or analogous payment in respect thereof, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Company to pay Additional Amounts pursuant to Section 1004, or reduce the amount of the principal of any Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, adversely affect the right of repayment at the option of any Holder as contemplated by Article Fourteen, or change the Place of Payment, Currency in which the principal of, any premium or interest on, or any Additional Amounts with respect to any Security or any sinking or analogous fund payment in respect thereof, is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), or

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1604 for quorum or voting, or

         (3)  modify  any of the  provisions  of this  Section,  Section  513 or
Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or.

         (4) change in any manner adverse to the interests of the Holders of any Outstanding Securities the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof and any premium or interest thereon or any sinking or analogous fund payments provided in respect thereof.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


         Section 903. Execution of Supplemental Indentures.

         As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.


         Section 905. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, the
Guarantees  of the  Guarantor  may  be  endorsed  thereon  and  such  securities authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


         Section 906. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


                                   ARTICLE TEN

                                    COVENANTS


         Section 1001. Payment of Principal, Any Premium, Interest and
                       Additional Amounts.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of each series in accordance with the terms thereof, any Coupons appertaining thereto and this Indenture. Any interest due on any Bearer Security on or before the Maturity thereof, and any Additional Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.

         Section 1002. Maintenance of Office or Agency.

         The Company and the Guarantor shall maintain in each Place of Payment for any series of Securities, an Office or Agency where Securities of such series, and Guarantees with respect thereto, (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States), may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company and the Guarantor in respect of the Securities of such series relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto, and Guarantees with respect thereto, may be presented and surrendered for payment; provided, however, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company or the Guarantor shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto, and Guarantees with respect thereto, may be presented and surrendered for payment at the place specified for that purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Company and the Guarantor hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

         Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security, or Guarantees with respect thereto, may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Company in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

         The Company and the Guarantor may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series, and Guarantees endorsed thereon, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Company and the Guarantor shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company and the Guarantor hereby designate as the Place of Payment for each series of Securities, and the Guarantees endorsed thereon, the Borough of Manhattan, The City of New York, and initially appoint the Corporate Trust Office of the Trustee as the Company's and the Guarantor's Office or Agency in the Borough of Manhattan, The City of New York for such purpose. The Company and the Guarantor may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York for the Securities of any series, and the Guarantees endorsed thereon.


         Section 1003. Money for Securities Payments to be Held in Trust.

         If the Company or the Guarantor, as the case may be, shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency or Currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

         Whenever the Company or the Guarantor, as the case may be, shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the Currency or Currencies described in the preceding paragraph) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company or the Guarantor, as the case may be, will promptly notify the Trustee of its action or failure so to act.

         The Company or the Guarantor, as the case may be, shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

         (1) hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

         (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of the principal of, any premium or interest on or any Additional Amounts with respect to the Securities of such series; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company or the Guarantor, as the case may be, may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order of the Company or the Guarantor direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, as the case may be, in trust for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Security of any series or any Coupon appertaining thereto and remaining unclaimed for two years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Company or the Guarantor, as the case may be, on Company Request, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto, or Guarantees endorsed thereon, shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor (pursuant to the Guarantee) for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.


         Section 1004. Additional Amounts.

         All payments of principal of, premium, if any, and interest on Securities of any series, and all payments on the Guarantees, shall be made without set-off, counterclaim, fees, liabilities or similar deductions, and free and clear of, and without deduction or withholding for, taxes, levies, imposts, duties, charges or fees of whatsoever nature now or hereafter imposed, levied, collected, deducted, withheld or assessed by or on behalf of the Government of the United States, or any state or other political subdivision or taxing authority thereof or therein ("Taxes"). If the Company, the Guarantor, or any Paying Agent of either is required by law or regulation to make any deduction or withholding for or on account of Taxes, the Company or Guarantor, as the case may be, shall pay such additional amounts ("Additional Amounts") as shall be necessary in order that the net amounts received by the Holders of the Securities of any series or the holders or beneficial owners of any interest therein or rights in respect thereof after such deduction or withholding shall equal the amount that would have been receivable thereunder in the absence of such deduction or withholding, except that no such Additional Amounts shall be payable:

         (1) to any Holder of a Security or the holder or beneficial owner of any interest therein or rights in respect thereof where such deduction or withholding is required by reason of such Holder or such holder or beneficial owner having some present or former connection with the United States or any state or other political subdivision or taxing authority thereof or therein other than the mere holding of a payment in respect to such Security;

         (2) in respect of any deduction or withholding that would not have been required but for the presentation by the Holder of a Security for payment on a date more than 30 days after the Stated Maturity or the date on which payment thereof is duly provided for, whichever occurs later; or

         (3) in respect of any deduction or withholding that would not have been required but for the failure of the Holder of a Security or of the holder or beneficial owner of any interest therein or rights in respect thereof to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Government of the United States, or any state, or other political subdivision or taxing authority thereof or therein, if compliance is required by the Government of the United States, or any state, or other political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding.

         If the Company, the Guarantor or any successor to either of them under the Indenture shall be incorporated under the laws of a jurisdiction other than the United States or any state thereof, the Company or its successor will pay, and the Guarantor or its successor will jointly and severally guarantee the payment of, and the Company or the Guarantor shall provide notice to the Trustee of the payment of, such additional amounts ("Other Additional Amounts") as may be necessary in order that every net payment on each Security, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by such other jurisdiction (or any political subdivision or taxing authority thereof or therein), will be not less than the amount provided for in such Security to be then due and payable; provided, however, that (i) the Other Additional Amounts payable to a Holder of a Security or to a holder or beneficial owner of any interest therein or rights in respect thereof will be reduced to the extent that such withholding reduces any tax liability to which such Holder or such holder or beneficial owner was and is subject both prior to and after such incorporation in another jurisdiction, and
(ii) the exceptions listed in paragraphs (1) through (3) shall apply, substituting for the United States the relevant jurisdiction that imposes the tax giving rise to the payment of Other Additional Amounts.

         Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         Except as otherwise provided in or pursuant to this Indenture or the Securities of any series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the belowmentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest, if any, on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.


         Section 1005. Statement as to Compliance.

         Each of the Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company and the Guarantor, as the case may be, an Officers' Certificate, stating as to each signer, that

         (1) a review of the activities of the Company or the Guarantor, as the case may be, during such year and of performance under this Indenture has been made under his or her supervision; and

         (2) to the best of his or her knowledge, based on such review, (a) the Company or the Guarantor, as the case may be, has fulfilled all its obligations under this Indenture throughout such year, or, if the Company or the Guarantor, as the case may be, is in default in the performance or observance of any of the terms, provisions, or conditions of the Indenture and, if so, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him or her and the nature and status thereof.


         Section 1006. Payment of Taxes and Other Claims.

         The Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Guarantor or any Subsidiary or upon the income, profits or property of the Guarantor or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Guarantor or any Subsidiary; provided, however, that the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


         Section 1007. Restriction on Secured Funded Debt.

         The Guarantor shall not, and shall not permit any Restricted Subsidiary to, issue, assume, guarantee, incur, create or otherwise become liable in respect of any Secured Funded Debt, unless the Debt Securities are secured equally and ratably with (or prior to) such Secured Funded Debt, except:

         (1) Secured Funded Debt of a Restricted Subsidiary outstanding as of the date of this Indenture;

         (2) Secured Funded Debt of a Restricted Subsidiary payable to the Guarantor or to a Restricted Subsidiary;

         (3) Secured Funded Debt of any corporation or other entity outstanding at the time such corporation or other entity became a Restricted Subsidiary (and not incurred in contemplation thereof);

         (4) Secured Funded Debt and Attributable Debt otherwise permitted under this Indenture;

         (5) Secured Funded Debt not otherwise  permitted by clauses (1) through
(4) above, provided that, (i) at the time of the issuance, assumption, guarantee, incurrence or creation thereof no Default or Event of Default is continuing or would be created thereby and (ii) after giving effect thereto and to the application of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing and the aggregate amount of all Secured Funded Debt of the Company and the Restricted Subsidiaries does not exceed 5% of Consolidated Net Tangible Assets as of the end of the immediately preceding fiscal quarter; and

         (6)  renewals,   extensions  and  refundings  of  Secured  Funded  Debt
permitted by this Section 1007, provided that, the amount of such Secured Funded Debt is not increased unless otherwise permitted by this Section 1007.


         Section 1008. Restriction on Liens.

         The Guarantor shall not, and shall not permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any mortgage, pledge, security interest, lien, encumbrance or charge of any kind on its or such Restricted Subsidiary's property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or any Restricted Subsidiary's general creditors, or acquire or agree to acquire any property or assets upon conditional sale agreements or other title retention devices, except:

         (1) liens securing Indebtedness existing on the date of this Indenture;

         (2) liens securing Indebtedness incurred to finance the purchase, construction or other acquisition of assets after the date of this Indenture, provided that (i) any such lien shall attach only to such asset and (ii) at the time of acquisition of such asset, the amount remaining unpaid on the Indebtedness secured by such lien shall not exceed 100% of the lesser of the total purchase price or fair market value of such asset;

         (3) liens for property taxes and assessments or governmental charges or levies, and liens securing claims or demands of mechanics, suppliers, carriers, landlords and other like Persons, provided that payment thereof is being contested in good faith by appropriate proceedings and adequate reserves have been set aside with respect thereto;

         (4) liens incurred or deposits made in the ordinary  course of business
(i) in connection with worker's compensation, unemployment insurance, social security and other like laws or (ii) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations, in each case not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property;

         (5) attachment, judgment and other similar liens arising in connection with court proceedings, provided that execution and other enforcement are effectively stayed and all claims which the liens secure are being actively contested in good faith and by appropriate proceedings;

         (6) liens securing Indebtedness of a Restricted Subsidiary to the Guarantor or to a Restricted Subsidiary;

         (7) liens on real property, interests therein or related fixtures and equipment subject to leases that are classified as operating leases in accordance with GAAP consistently applied;

         (8)   minor   reservations,   exceptions,   encroachments,   easements,
rights-of-way,   covenants,  conditions,  restrictions  and  other  minor  title exceptions; and

         (9) liens securing Indebtedness incurred after the date of this Indenture and not otherwise permitted by clauses (1) through (8) above, provided that (i) at the time of the issuance, assumption, guarantee, incurrence, or creation thereof no Default or Event of Default is continuing or would be created thereby and (ii) after giving effect thereto and to the application of the proceeds thereof, the aggregate amount of all such Indebtedness does not exceed 10% of Consolidated Net Tangible Assets as of the end of the immediately preceding fiscal quarter.

         The Company, the Guarantor or any Restricted Subsidiary may subject any of their properties to any lien or encumbrance otherwise prohibited by the foregoing provisions of this Section 1008, provided that concurrently with the imposition of any such lien, the Securities are secured equally and ratably with all other obligations secured thereby (as evidenced by an Opinion of Counsel satisfactory to the Trustee). Without limiting the foregoing, if the Company, the Guarantor or any Restricted Subsidiary subjects any property to any lien prohibited by this

Section 1008, the Securities shall have the benefit, to the full extent provided by applicable law, of an equitable lien on such property securing the Securities.


         Section 1009. Restrictions on Sale and Lease-Back Transactions.

         The Guarantor shall not, and shall not permit any Restricted Subsidiary to, sell any property and then lease back that property or similar property under a lease that (i) is entered into more than 365 days after the date of acquisition of such property by the Company, the Guarantor or any Restricted Subsidiary or the date of completion and occupancy by the Company, the Guarantor or any Restricted Subsidiary of improvements constructed thereon, whichever is later, and (ii) has a term of more than three years, or is renewable or extendable for a total term of more than three years, unless, after giving effect to such transaction and to the application of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing and the aggregate amount of all Attributable Debt of the Guarantor and the Restricted Subsidiaries does not exceed 10% of Consolidated Net Tangible Assets as of the end of the immediately preceding fiscal quarter.


         Section 1010. Redesignation of Subsidiaries.

         (1) The Guarantor may designate any Restricted Subsidiary, other than the Company, as an Unrestricted Subsidiary if immediately thereafter (i) such Subsidiary shall not hold or own, directly or indirectly, any Funded Debt or capital stock of any Restricted Subsidiary, (ii) the Guarantor could incur additional Secured Funded Debt in compliance with Section 1007(5), (iii) neither the Guarantor nor any Restricted Subsidiary guarantees any obligations of such Subsidiaries and (iv) no Default or Event of Default would exist; provided, however, that the Guarantor shall not designate the Company as an Unrestricted Subsidiary and will at all times ensure that all of the outstanding shares of capital stock of the Company (other than directors' qualifying shares) and all Indebtedness of the Company are owned, directly or indirectly, by the Guarantor and/or one or more Subsidiaries.

         (2) The Guarantor will not designate any Unrestricted Subsidiary as a Restricted Subsidiary unless immediately thereafter (i) such Subsidiary is in compliance with all of the covenants of this Indenture applicable to Restricted Subsidiaries, (ii) the Guarantor could incur additional Secured Funded Debt in compliance with Section 1007(5) and (iii) no Default or Event of Default would exist. Any Unrestricted Subsidiary which is designated a Restricted Subsidiary shall be deemed to have incurred all its Indebtedness and entered into all leases under which it is obligated as lessee at the time it is designated a Restricted Subsidiary.

         (3) Each change in the designation of a Subsidiary shall be made by resolution of the Board of Directors of the Guarantor (or the Executive
Committee thereof), and the Guarantor shall within 30 days after such action give written notice thereof to the Trustee.

         Section 1011. Waiver of Certain Covenants.

         The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1007 to 1009, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


         Section 1101. Applicability of Article.

         Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.


         Section 1102. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company
(unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date (which notice shall include a copy of the Board Resolution) and of the principal amount of Securities of such series to be redeemed and, in the event that the Company shall determine that the Securities of any series to be redeemed shall be selected from Securities of such series having the same issue date, interest rate or interest rate formula, Stated Maturity and other terms (the "Equivalent Terms"), the Company shall notify the Trustee of such Equivalent Terms.


         Section 1103. Selection by Trustee of Securities to be Redeemed.

         If less than all of the Securities of any series are to be redeemed or if less than all of the Securities of any series with Equivalent Terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series or from the Outstanding Securities of such series with Equivalent Terms, as the case may be, not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

         The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.


         Section 1104. Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed at his address appearing in the Security Register. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof. Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

         All notices of redemption shall identify the Securities to be redeemed and shall state:

         (1)      the Redemption Date,

         (2)      the Redemption Price,

         (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

         (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

         (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

         (6) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

         (7)     that the redemption is for a sinking fund, if such is the case,

         (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished,

         (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made, and

         (10) the CUSIP number or the Euroclear or the Cedel reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities).

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


         Section 1105. Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit, with respect to the Securities of any series called for redemption pursuant to
Section 1104, with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the applicable Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to Section 301 for or in the Securities of such series) any accrued interest on and Additional Amounts with respect thereto, all such Securities or portions thereof which are to be redeemed on that date.


         Section 1106. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; provided, however, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in Section 1002), and provided, further, that, except as otherwise specified in or pursuant to this Indenture or the Registered Securities of such series, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of
Section 307.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 1002.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.


         Section 1107. Securities Redeemed in Part.

         Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, the Guarantees of the Guarantor shall be endorsed on and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS


         Section 1201. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

         Section 1202. Satisfaction of Sinking Fund Payments With Securities.

         The Company or the Guarantor may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.


         Section 1203. Redemption of Securities for Sinking Fund.

         Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not more than 75 days or less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                                   GUARANTEES

         Section 1301. Guarantee.

         The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of and any premium and interest on and any Additional Amounts with respect to interest, if any, on such Security and the due and punctual payment of any sinking fund or analogous payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at the State Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture, and any and all other amounts owed by the Company to the Trustee under the terms of this Indenture. In case of the failure of the Company punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the State Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that any amounts to be paid by it hereunder shall be paid without deduction or withholding for or on account of any and all present or future tax, duty, assessment or governmental charge imposed upon or as a result of such payment by the Government of the United States, or any state or other political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such tax, duty, assessment or charge shall at any time be required by or on behalf of the Government of the United States or any such state, political subdivision or taxing authority, the Guarantor shall pay such additional amount in respect of principal, premium, if any, and interest, if any, as may be necessary in order that the net amounts paid to the Holder of a Security or the Trustee on behalf of the Holder of such Security, as the case may be, pursuant to this guarantee after such deduction or withholding shall not be less than the amount provided for in such Security to be then due and payable; except that no such additional amount shall be payable in respect of any Security to any Holder (a) who is subject to such tax, duty, assessment or governmental charge in respect of such Security by reason of his being connected with the United States otherwise than merely by the holding or ownership of such Security, or (b) who is not dealing at arm's length with the Guarantor (within the meaning of the Internal Revenue Code as amended from time to time).

         The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of division and discussion, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against he Company, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such Security and all demands whatsoever, and covenants that this guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest, if any, on such Security, or a default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, on the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce this guarantee without first proceeding against the Company.

         The Guarantor shall be subrogated to all rights of the Holders of the Securities of a particular series against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of this guarantee or this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest, if any, on all Securities of such series issued hereunder shall have been paid in full.


         Section 1302. Execution and Delivery of Guarantees.

         The Guarantees to be endorsed on the Securities of each series shall include the terms of the guarantee set forth in Section 1301 (except that references to premium and interest need be included only if any premium or interest, respectively, is provided for in the terms of such series) and any other terms that may be set forth in the form established pursuant to Section 202 with respect to such series. The Guarantor hereby agrees to execute the Guarantees, in a form established pursuant to Section 202, to be endorsed on each Security authenticated and delivered by the Trustee.

         The Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board, a Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

         Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have cased to hold such offices prior to the authentication and delivery of such Guarantees or did not hold such offices at the date of such Guarantees.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.


                                ARTICLE FOURTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS


         Section 1401. Applicability of Article.

         Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the Indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be canceled. Notwithstanding anything to the contrary contained in this Section 1401, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                 ARTICLE FIFTEEN

                        SECURITIES IN FOREIGN CURRENCIES


         Section 1501. Applicability of Article.

         Whenever this Indenture provides for any distribution to Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, in the absence of any provision to the contrary in or pursuant to this Indenture or the Securities of such series, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.


                                 ARTICLE SIXTEEN

                        MEETINGS OF HOLDERS OF SECURITIES


         Section 1601. Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.


         Section 1602. Call, Notice and Place of Meetings.

         (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1601, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if Securities of such series have been issued in whole or in part as Bearer Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (2) In  case  at any  time  the  Company  (by or  pursuant  to a  Board
Resolution) or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1601, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.


         Section 1603. Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


         Section 1604. Quorum; Action.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 1602(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.


         Section 1605. Determination of Voting Rights; Conduct and Adjournment
                       of Meetings.

         (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, the Guarantor or by Holders of Securities as provided in Section 1602(2), in which case the Company, the Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (3) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 1602 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.


         Section 1606. Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1602 and, if applicable, Section 1604. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, another to the Guarantor, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                    * * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

                                       MACSAVER FINANCIAL SERVICES, INC.



                                       By: /s/ Dossi V. Bhavnagri
                                       Name: Dossi V. Bhavnagri
                                       Title:   Vice President

Attest:



 /s/ Roy B. Goodman
         Secretary
                                        HEILIG-MEYERS COMPANY



                                        By: /s/ Roy B. Goodman
                                        Name: Roy B. Goodman
                                        Title:   Senior Vice President - Finance

Attest:



 /s/ Paige H. Wilson
         Secretary

                                        FIRST UNION NATIONAL BANK OF
                                        VIRGINIA



                                        By: /s/ Harry H. Hall
                                        Name: Harry H. Hall, Jr.
                                        Title:  Assistant Vice President

Attest:



 /s/ Gregory N. Jordan



STATE OF                     )

                             :  SS.:
COUNTY OF         )


         On the _____ day of ________________, 199_, before me personally came Dossi V. Bhavnagri, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of MacSaver Financial Services, Inc., a Delaware corporation, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that she signed her name thereto by like authority.


                             /s/ Debra L. Lauser
                             Notary Public

[NOTARIAL SEAL]

STATE OF                     )

         On the _____ day of ________________, 199_, before me personally came Roy B. Goodman, to me known, who, being by me duly sworn, did depose and say that he is the Senior Vice President - Finance of Heilig-Meyers Company, a Virginia corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.


                             /s/ Patricia A. Brennan
                             Notary Public

[NOTARIAL SEAL]

STATE OF                     )


                             :  SS.:
COUNTY OF         )

         On the _____ day of ________________, 199_, before me personally came Harry H. Hall, Jr., to me known, who, being by me duly sworn, did depose and say that he is an Assistant Vice President of First Union National Bank of Virginia, a banking association organized and existing under the laws of the United States of America, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.


                             /s/ Nancy M. Tucker
                             Notary Public